UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 16, 2010
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 7.01 — Regulation FD Disclosure	3
Item 9.01 — Financial Statements and Exhibits	3
Signatures	4

ITEM 7.01	REGULATION FD DISCLOSURE
     The Company hereby furnishes its slide presentation for the Keefe, Bruyette & Woods Carolina Bank Conference held on November 16, 2010 in Pinehurst, North Carolina. The presentation will begin at 8:30 A.M. (EST) and will be approximately 45 minutes in length, including questions and answers after the presentation. A copy of the slide presentation is attached to this report as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation from the Keefe, Bruyette & Woods Carolina Bank Conference held on November 16, 2010 in Pinehurst, North Carolina.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2010	NEWBRIDGE BANCORP
	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation from the Keefe, Bruyette & Woods Carolina Bank Conference held on November 16, 2010 in Pinehurst, North Carolina.